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                                                                   Exhibit 10.3d

June 28, 2000(1)

VIA FACSIMILE

[**.] [****] [*.] [******] [*.,] [*******] [***] [****] [*******]
[*****] [-] [*******]
[**.] [**********,] [***.] [*****,] [*****] [*****]
[**] [*******,] [*.*.] [***] [*****]
[*******,] [****-*,] [*********.]

Dear [**.] [******]:

         Confirming the discussions of last Thursday, June 22, 2000, at Statia's offices in Florida, Statia Terminals N.V. is pleased to confirm amendments to the Storage and Throughput Agreement and Marine Fuel Agreement, both dated May 6, 1993, as previously amended and extended to June 30, 2000, as follows:

A.       STORAGE AND THROUGHPUT AGREEMENT:

         Amend Section 4.1 - Term to provide as follows:

               The term of this Agreement shall commence on July 1, 2000, and, subject to the provisions of Article VI of this Agreement, shall end at midnight on June 30, 2001.

B.       MARINE FUEL AGREEMENT:

1. Amend the first paragraph of Section 1 - Term of Agreement - to provide as follows:

               Subject to the provisions of Section 10 hereof, this Agreement shall commence on July 1, 2000, and shall end at midnight on June 30, 2001, (the "Term").

2.       Amend Section 2(a) by replacing [*****] [***] [*] [***] [**] [******]
         [**] [********] [*.*.*.'*] supply of petroleum based products to Statia of "[*] [*******/*******] [**] [**,***] [******] [****]" in the second line with "[*************] [**,***] [******] [****] [***] [*****,] [**]
         [**] [******] [*******] [*****,]".

3.       Add a new Section 5(b) to provide as follows:

--------
(1) Asterisks indicate redacted language for which confidential treatment has been requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Mr. **** ** ****** **
June 28, 2000
Page 2





               Whenever the due date for payment falls on Saturday, Sunday, or a bank holiday in the City of New York, U.S.A., payment shall be effected on the preceding work day.

4.       Amend Section 6(a) by [********] ["*"] [****] [***] [*****] [*****]
         [*******,] [**] [****] [**] ["*] [-] [*******,] [*****"] [****] [***]
         [****] [**] [*****].

5. Amend Section 7 by replacing the value of [*********] [*****] [****] ["***] [*.**"]

         All other terms and conditions of the Storage and Throughput Agreement and Marine Fuel Agreement remain unchanged.

         The above represents Statia's understanding of the agreements reached at the meeting. Assuming you are in agreement with these amendments, please so indicate by signing this letter in the space provided below and returning a copy to the undersigned. Should you have any comments, please do not hesitate to notify us accordingly.

         Statia Terminals N.V. is very pleased to have concluded these amendments to the Agreements and looks forward to mutually continuing to improve the benefits of our relationship.

                                                              Sincerely yours,



                                                              Clarence W. Brown
                                                              Director

Agreed to and accepted this
____ day of _________, 2000

[*****]


By:      ____________________
Name:    ____________________
Title:   ____________________

cc:      [**.] [*******] [*.] [********]
         Mr. Robert R. Russo
         Mr. John D. Franklin